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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



Date of Report (Date of earliest event reported): December 13, 1996 (December 4, 1996)


                        Commission File Number:  0-18309

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                        MARINE DRILLING COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


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
                           TEXAS                                                  74-2558926
              (State or other jurisdiction of                                  (I.R.S. Employer
               incorporation or organization)                               Identification Number)


ONE SUGAR CREEK CENTER BLVD. -- SUITE 600, SUGAR LAND, TEXAS                      77478-3556
          (Address of principal executive offices)                                (Zip Code)
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     Registrant's telephone number, including area code:  (281) 243-3000




________________________________________________________________________________
                   (Former name if changed since last report)


________________________________________________________________________________
                 (Former address if changed since last report)


________________________________________________________________________________


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ITEM 5.          ACQUISITION OR DISPOSITION OF ASSETS.

                 On December 2, 1996, the Company entered into a commitment letter with Bankers Trust Company for financing of up to $100,000,000 for the Company on and subject to the terms and conditions set forth in the letter and the term sheet attached thereto.

ITEM 7(c).       EXHIBITS

                 Exhibit
                 Number         Description
                 -------        -----------

                   99.1 Commitment Letter dated December 4, 1996 between Bankers Trust Company and Marine Drilling Companies, Inc.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARINE DRILLING COMPANIES, INC.
                                                  (Registrant)



Date:  December 12, 1996                By: /s/ William H. Flores
                                           -------------------------------------
                                            William H. Flores
                                            Executive Vice President,
                                            Chief Financial Officer and Director
                                            (Principal Financial Officer)





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                               INDEX TO EXHIBITS




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EXHIBIT
NUMBER                                     EXHIBITS
------                                     --------
   99.1                   Commitment Letter dated
                          December 4, 1996 between
                          Bankers Trust Company and
                          Marine Drilling Companies, Inc.
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